Supplement to the

Fidelity® Variable Insurance Products

Contrafund® Portfolio, Equity-Income Portfolio, Growth Portfolio,
High Income Portfolio, International Capital Appreciation Portfolio, and Overseas Portfolio

Initial Class R, Service Class R, and Service Class 2 R

Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II,
and Variable Insurance Products Fund IV

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

Effective October 1, 2010, the master international research agreement with FIL Investment Advisors and the sub-research agreements with FIL Investment Advisors (U.K.) Ltd. and FIL Investments (Japan) Limited have been terminated on behalf of the funds.

The following information replaces the similar information for VIP Growth Portfolio found in the "Description of the Trust" section on page 66.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of VIP Contrafund Portfolio and VIP International Capital Appreciation Portfolio. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of VIP Overseas Portfolio. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of VIP Growth Portfolio. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of VIP High Income Portfolio. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Equity-Income Portfolio. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, and VIP International Capital Appreciation Portfolio in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

VIPIS2RB-11-02  March 17, 2011
1.782248.116